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[LOGO OF METLIFE]                              INDIVIDUAL VARIABLE ANNUITY APPLICATION                SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                                  First MetLife Investors Insurance Company
 200 Delaware Avenue . New York, NY 10166]                     [Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                             For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266]
First MetLife Investors Variable Annuity Class A                                                FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

                 [John              J.                Doe]                   Social          [123        --  45        --     6789]
__________________________________________________________________________   Security Number ___________    __________    _________
Name              (First)          (Middle)          (Last)
                                                                             Sex [X] M [_] F   Date of Birth [4     /    12 /   58]
                                                                                                             _______ _______ ______

[123 Main Street                   Anytown            IL       60001]
__________________________________________________________________________   Phone [(708)   123-4567]
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)                 _____   _______________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)
                                                                             Relationship to Owner _________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,                     Wife,                          1/12/60                        234 - 56 - 7890             100%]
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Primary Name                      Relationship                  Date of Birth                   Social Security Number        %

                                                                  /  /                              -    -
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Primary Name                      Relationship                  Date of Birth                   Social Security Number        %

                                                                  /  /                              -    -
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Contingent Name                   Relationship                  Date of Birth                   Social Security Number        %

                                                                  /  /                              -    -
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Contingent Name                   Relationship                  Date of Birth                   Social Security Number        %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[[X]]                                                        [_] Transfer  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $           [10,000]
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______           ____________________________
                                                                                                      Make Check Payable to
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______             First MetLife Investors
                                                                                                        Insurance Company

                                                                                          (Estimate dollar amount for transfers,
                                                                                            rollovers, etc.)
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         $5,000 (Non-Qualified) $2,000 (Qualified)

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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional)
     GUARANTEED MINIMUM INCOME BENEFIT -- (GMIB)/1/
     [[_] GMIB Max IV]
     /1/IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS
     [[_] Principal Protection (no additional charge)
      [_] Annual Step-Up]


SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements
and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First
MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

/s/ [John J. Doe, Owner]
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(Owner Signature & Title, Annuitant unless otherwise noted)



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(Joint Owner Signature & Title)



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(Signature of Annuitant if other than Owner)



Signed at           [Anytown,             IL]                                    Date       [November 11, 2000]
          ----------------------------------------------------------------------      ----------------------------------------------
                    (City)                    (State)

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10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

              [/s/ Richard Roe]                                                 [(312) 456 - 7890]
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Agent's Signature                                                               Phone

[Richard Roe, #723]
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Agent's Name and Number

[456 Main Street, Anytown, IL 60001]
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Name and Address of Firm

[#723]
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State License ID Number

[1234567]
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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B __________   Option C __________

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